UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 26, 2022

CUENTAS, INC.
(Exact name of registrant as specified in its charter)

Florida	001-39973	20-3537265
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

235 Lincoln Rd., Suite 210, Miami Beach, FL	33139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 611-3622

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each Exchange on which registered.
Common Stock, par value $0.001 per share	CUEN	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Common Stock	CUENW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 26, 2022, Sandra Orihuela tendered her resignation as a member of the board of directors (the “Board”) of Cuentas Inc. (the “Company”) which would also include her not being a Director effective after the Company’s 2022 Annual Meeting (the “2022 Annual Meeting”). Ms. Orihuela’s resignation was not in connection with any disagreements with the Company.

On December 30, 2022, the Board appointed Ms. Lexi Terrero as director to the Board. Ms. Terrero qualifies as “independent” under Nasdaq Stock Market rules.

There are no related-party transactions in which the new director or any of her immediate family members has an interest that would require disclosure under Item 404(a) of Regulation S-K. There are no arrangements or understandings between the new director and any other persons, naming such persons, pursuant to which such director were appointed as a director.

Ms. Terrero will receive the same compensation as the Company’s other non-employee directors. Specifically, Ms. Terrero will receive cash compensation of $50,000 per annum paid in four quarterly installments and a stock option to purchase 100,000 shares of the Company’s common stock issued under the Cuentas Inc. 2021 Share Incentive Plan which vest 50% on the grant date and 50% 12 months from the grant date.

Item 5.07 Submission of Matters to a Vote of Security Holders

On December 28, 2022, the Company held its 2022 Annual Meeting, and the voting results for the proposals were as listed below:

Proposal 1: Election of Directors

The votes to elect six directors to hold office until the 2023 Annual Meeting of Stockholders were as follows:

	Shares Voted For	Shares Withheld	Broker Non-Votes
Arik Maimon	7,347,470	185,740	2,469,229
Michael De Prado	7,348,160	185,050	2,469,229
Adiv Baruch	7,309,031	224,179	2,469,229
Yochanon Bruck	7,346,354	186,856	2,469,229
Sandra Orihuela	7,349,133	184,077	2,469,229
Sara Sooy	7,348,133	185,077	2,469,229

Proposal 2: Ratification of the appointment of independent registered public accounting firm.

The votes to ratify the appointment of Halperin Ilanit as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 were as follows:

Shares Voted For	Shares Voted Against	Shares Abstaining
9,920,623	68,351	13,462

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 30, 2022

CUENTAS, INC.

/s/ Shalom Arik Maimon
Shalom Arik Maimon
Chief Executive Officer

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